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                                                                   EXHIBIT 10.19




                               HESKA CORPORATION

                           1997 STOCK INCENTIVE PLAN

                     (AS ADOPTED EFFECTIVE MARCH 15, 1997)

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                               TABLE OF CONTENTS

PAGE

ARTICLE 1. INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 2. ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         2.1 Committee Composition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         2.2 Committee Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 3. SHARES AVAILABLE FOR GRANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         3.1 Basic Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         3.2 Annual Increase in Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         3.3 Additional Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE 4. ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.1 Nonstatutory Stock Options and Restricted Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         4.2 Incentive Stock Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE 5. OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.1 Stock Option Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.2 Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.3 Exercise Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.4 Exercisability and Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.5 Effect of Change in Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         5.6 Modification or Assumption of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         5.7 Buyout Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE 6. PAYMENT FOR OPTION SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         6.1 General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         6.2 Surrender of Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         6.3 Exercise/Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         6.4 Exercise/Pledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         6.5 Promissory Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         6.6 Other Forms of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE 7. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         7.1 Initial Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         7.2 Annual Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         7.3 Accelerated Exercisability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         7.4 Exercise Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         7.5 Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         7.6 Affiliate of Outside Director  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE 8. RESTRICTED SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         8.1 Time, Amount and Form of Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6





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
         8.2 Payment for Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         8.3 Vesting Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         8.4 Voting and Dividend Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 9. PROTECTION AGAINST DILUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         9.1 Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         9.2 Dissolution or Liquidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         9.3 Reorganizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 10. AWARDS UNDER OTHER PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE 11. LIMITATION ON RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         11.1 Retention Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         11.2 Stockholders' Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         11.3 Regulatory Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE 12. WITHHOLDING TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         12.1 General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         12.2 Share Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE 13. FUTURE OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         13.1 Term of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         13.2 Amendment or Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE 14.  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE 15. EXECUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12





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                               HESKA CORPORATION

                           1997 STOCK INCENTIVE PLAN

     ARTICLE 1. INTRODUCTION.

        The Plan was adopted by the Board effective March 15, 1997. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which may constitute incentive stock options or nonstatutory stock options).

        The Plan shall be governed by, and construed in accordance with, the laws of the State of Colorado (except their choice-of-law provisions).

      ARTICLE 2. ADMINISTRATION.

      2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

          (a) Such requirements as the Securities and Exchange
          Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the foregoing requirements, who may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all terms of such Awards.

      2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and
      (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

      3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed
      (a) 1,350,000 plus (b) the aggregate number of Common Shares remaining available for grants under the Predecessor Plans on March 15, 1997, plus
      (c) the additional Common Shares described in Sections 3.2 and 3.3. No additional grants shall be made under the Predecessor Plans after March 15, 1997. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 9.

      3.2 ANNUAL INCREASE IN SHARES. As of January 1 of each year, commencing with the year 1998, the aggregate number of Options and Restricted Shares that may be awarded under the Plan shall be increased by a number of Common Shares equal to the lesser of (a) 5% of the total number of Common Shares outstanding as of the next preceding December 31 or (b) 1,500,000.

      3.3 ADDITIONAL SHARES. If Options granted under this Plan or under the Predecessor Plans are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall become available for the grant of Options and Restricted Shares under this Plan. If Restricted Shares are forfeited, then the corresponding Common Shares shall again become available for the grant of NQOs and Restricted Shares under the Plan. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares are forfeited.

      ARTICLE 4. ELIGIBILITY.

      4.1 NONSTATUTORY STOCK OPTIONS AND RESTRICTED SHARES. Only Employees, Outside Directors and Consultants shall be eligible for the grant of NQOs and Restricted Shares.

      4.2 INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

      ARTICLE 5. OPTIONS.

      5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such


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      Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NQO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

      5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 9. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 500,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than one million Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 9.

      5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NQO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NQO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NQO is outstanding.

      5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. NQOs may also be awarded in combination with Restricted Shares, and such an Award may provide that the NQOs will not be exercisable unless the related Restricted Shares are forfeited.

      5.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the following limitations:

          (a) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

          (b) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling


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      of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the surviving entity's independent public accountants determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

      5.7 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

      ARTICLE 6. PAYMENT FOR OPTION SHARES.

      6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

          (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option
          Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b) In the case of an NQO, the Committee may at any time accept payment in any form(s) described in this Article 6.

      6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

      6.3 EXERCISE/SALE. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by



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      the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

      6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

      6.5 PROMISSORY NOTE. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note; provided that the par value of the Common Shares being purchased under the Plan shall be paid in cash or cash equivalents.

      6.6 OTHER FORMS OF PAYMENT. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

      ARTICLE 7. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS

      7.1 INITIAL GRANTS. Each Outside Director who first becomes a member of the Board after the date of the Company's initial public offering shall receive a one-time grant of an NQO covering 10,000 Common Shares (subject to adjustment under Article 9). Such NQO shall be granted on the date when such Outside Director first joins the Board and shall be exercisable immediately. Common Shares issued upon exercise of such NQO shall be subject to repurchase by the Company at the Exercise Price in the event of the termination of such Outside Director's service for any reason.
      The Company's right to repurchase such Common Shares shall lapse in four equal installments at annual intervals over the 48-month period commencing on the date of grant.

      7.2 ANNUAL GRANTS. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 1998 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NQO covering 2,000 Common Shares (subject to adjustment under Article 9), except that such NQO shall not be granted in the calendar year in which the same Outside Director received the NQO described in Section 7.1. Each NQO granted under this Section 7.2 shall be exercisable immediately. Common Shares issued upon exercise of such NQO shall be subject to repurchase by the Company at the Exercise Price in the event of the termination of such Outside Director's service for any reason. The Company's right to repurchase such Common Shares shall lapse in full on the first anniversary of the date of grant.

      7.3 ACCELERATED EXERCISABILITY. The Company's right to repurchase Common Shares issued to an Outside Director under this Article 7 shall also lapse in full in the event of:


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          (a) The termination of such Outside Director's service
          because of death, total and permanent disability or retirement at or after age 65; or

          (b) A Change in Control with respect to the Company, except as provided in the next following sentence.

      If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the surviving entity's independent public accountants determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      7.4 EXERCISE PRICE. The Exercise Price under all NQOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

      7.5 TERM. All NQOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date three months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (c) the date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

      7.6 AFFILIATES OF OUTSIDE DIRECTORS. The Committee may provide that the NQOs that otherwise would be granted to an Outside Director under this
      Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NQOs shall be applied with regard to the service of the Outside Director.

      ARTICLE 8. RESTRICTED SHARES.

      8.1 TIME, AMOUNT AND FORM OF AWARDS. Awards under the Plan may be granted in the form of Restricted Shares. Restricted Shares may also be awarded in combination with NQOs, and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NQOs are exercised.

      8.2 PAYMENT FOR AWARDS. To the extent that an Award is granted in the form of newly issued Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash or cash equivalents an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Restricted Shares from the Company's treasury, no cash consideration shall be required of the Award recipients. Any amount not paid in cash may be paid with a full-recourse promissory note.










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      8.3 VESTING CONDITIONS.  Each Award of Restricted Shares may or may not
      be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the surviving entity's independent public accountants determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      8.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

      ARTICLE 9. PROTECTION AGAINST DILUTION.

      9.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options and Restricted Shares available for future Awards under Article 3, (b) the limitations set forth in Section , (c) the number of NQOs to be granted to Outside Directors under
      Article 7; (d) the number of Common Shares covered by each outstanding Option or (e) the Exercise Price under each outstanding Option. Except as provided in this Article 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

      9.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

      9.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

      ARTICLE 10. AWARDS UNDER OTHER PLANS.

      The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Restricted Shares and shall, when issued, reduce the number of Common Shares available under Article 3.

      ARTICLE 11. LIMITATION ON RIGHTS.

      11.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

      11.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

      11.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

      ARTICLE 12. WITHHOLDING TAXES.

      12.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

      12.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

      ARTICLE 13. FUTURE OF THE PLAN.

      13.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on March 14, 1997. The Plan shall remain in effect until it is terminated under Section 13.2, except that no ISOs shall be granted after March 14, 2007.

      13.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

      ARTICLE 14. DEFINITIONS.

      14.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

      14.2 "AWARD" means any award of an Option or a Restricted Share under the Plan.

      14.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

      14.4 "CHANGE IN CONTROL" shall mean:

           (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

           (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

           (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

            (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 30% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) any person, or person affiliated with said person, who, on March 15, 1997, is the beneficial owner of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities (11,607,764), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and
            (iii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      14.5  "CODE" means the Internal Revenue Code of 1986, as amended.

      14.6  "COMMITTEE" means a committee of the Board, as described in
      Article 2.

      14.7  "COMMON SHARE" means one share of the common stock of the Company.

      14.8 "COMPANY" means either (a) Heska Corporation, a California corporation (prior to the formation of Heska Corporation, a Delaware corporation), or (b) Heska Corporation, a Delaware corporation (following its formation).

      14.9 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

      14.10 "EMPLOYEE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

      14.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      14.12 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

      14.13 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

      14.14 "ISO" means an incentive stock option described in section 422(b) of the Code.

      14.15 "NQO" means a stock option not described in sections 422 or 423 of the Code.

      14.16 "OPTION" means an ISO or NQO granted under the Plan and entitling the holder to purchase Common Shares.

      14.17 "OPTIONEE" means an individual or estate who holds an Option.

      14.18 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

      14.19 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      14.20 "PARTICIPANT" means an individual or estate who holds an Award.

      14.21 "PLAN" means this Heska Corporation 1997 Stock Incentive Plan, as amended from time to time.

      14.22 "PREDECESSOR PLANS" means (a) the 1988 Heska Corporation Stock Plan and (b) the Heska Corporation 1994 Key Executive Stock Plan.

      14.23 "RESTRICTED SHARE" means a Common Share awarded under the Plan.

      14.24 "STOCK AWARD AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

      14.25 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.


      14.26 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

      ARTICLE 15. EXECUTION.

      To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                                    HESKA CORPORATION

                                    By  /s/ Fred M. Schwarzer
                                        --------------------------------------
                                         President and Chief Financial Officer